November 2020   Stephens Annual Investor Conference

Disclaimer   IMPORTANT: You must read the following information before continuing to the rest of the presentation, which is being provided to you for informational purposes only.   Forward-Looking Statements   This presentation contains forward-looking statements. These forward-looking statements include our assumptions and expectations about size of the addressable market, performance of our   Canadian business, opportunities and growth provided through our Verge credit product and timing for expansion into additional states, spending and saving behavior of customers, expense control   measures, debt capitalization and liquidity, levels of customer demand in the U.S. and Canada, growth opportunities provided by changing competitive landscape, impacts of COVID-19 in U.S. and   Canada, level of customer assistance requests and level of contribution from card products and Katapult. In addition, words such as “guidance,” “estimate,” “anticipate,” “believe,” “forecast,” “step,”   “plan,” “predict,” “focused,” “project,” “is likely,” “expect,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward looking statements. Our   ability to achieve these forward-looking statements is based on certain assumptions and judgments, including the effects on our and Katapult's business of the COVID-19 pandemic and its   resurgence, COVID-19's impact on our and Katapult's ability to continue to service customers, our revenue and overall financial performance and the manner in which we are able to conduct our   operations (as well as similar matters related to Katapult), increases in charge-offs in light of the impact of the COVID-19 pandemic and its resurgence, our ability to execute on our business strategy   and our ability to accurately predict our future financial results and those of Katapult. These assumptions and judgments may prove to be inaccurate in the future. These forward-looking statements   are 22 not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence.   There are important factors both within and outside of our control that could cause our actual results to differ materially from those in the forward-looking statements. These factors include the impact   of COVID-19 on the macro-economic environment and how that may impact our customers and those of Katapult, our dependence on third-party lenders to provide the cash we need to fund our   loans and our ability to affordably access third-party financing; errors in our internal forecasts; our level of indebtedness; our ability to integrate acquired businesses; our dependence on third-party   lenders to provide the cash we need to fund our loans and our ability to affordably access third-party financing; actions of regulators and the negative impact of those actions on our business; our   ability to protect our proprietary technology and analytics and keep up with that of our competitors; disruption of our information technology systems that adversely affect our business operations;   ineffective pricing of the credit risk of our prospective or existing customers; inaccurate information supplied by customers or third parties could lead to errors in judging customers’ qualifications to   receive loans; improper disclosure of customer personal data; failure of third parties who provide products, services or support to us; any failure of third-party lenders upon whom we rely to conduct   business in certain states; disruption to our relationships with banks and other third-party electronic payment solutions providers; disruption caused by employee or third-party theft and errors in our   stores as well as other factors discussed in our filings with the Securities and Exchange Commission. Given these risks and uncertainties, investors should not place undue reliance on forward-   looking statements as a prediction of actual future results. We undertake no obligation to update, amend or clarify any forward-looking statement for any reason.   Non-GAAP Financial Measures   In addition to the financial information prepared in conformity with U.S. GAAP, we provide in this presentation certain “non-GAAP financial measures,” including: Adjusted Net Income (Net Income   from continuing operations minus certain non-cash and other adjusting items); Adjusted Earnings Per Share (Adjusted net income divided by diluted weighted average shares outstanding); Adjusted   EBITDA (EBITDA plus or minus certain non-cash and other adjusting items); Gross Combined Loans Receivable (includes loans originated by third-party lenders through CSO programs which are   not included in our consolidated financial statements); and Adjusted Return on Average Assets. Such measures are intended as a supplemental measure of the Company’s performance that are not   required by, or presented in accordance with, GAAP. The Company presents Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and   Adjusted Return on Average Assets because it believes that, when viewed with the Company’s GAAP results and the accompanying reconciliation, such measures provide useful information for   comparing the Company’s performance over various reporting periods as they remove from the Company’s operating results the impact of items that the Company believes do not reflect its core   operating performance. Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets are not substitutes for net   earnings, cash flows provided by operating activities or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted Net Income, Adjusted Earnings   Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets. Although the Company believes that Adjusted Net Income, Adjusted Earnings Per Share,   Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets can make an evaluation of its operating performance more consistent because they remove items that   do not reflect its core operations, other companies in the Company’s industry may define Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable   and Adjusted Return on Average Assets differently than the Company does. As a result, it may be difficult to use Adjusted Net Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross   Combined Loans Receivable and Adjusted Return on Average Assets to compare the performance of those companies to the Company’s performance. Adjusted Net Income, Adjusted Earnings Per   Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets should not be considered as measures of the income generated by the Company’s business or   discretionary cash available to it to invest in the growth of its business. The Company’s management compensates for these limitations by reference to its GAAP results and using Adjusted Net   Income, Adjusted Earnings Per Share, Adjusted EBITDA, Gross Combined Loans Receivable and Adjusted Return on Average Assets as supplemental measures. Reconciliations of non-GAAP   metrics utilized in this presentation to their closest GAAP measures can be found in slides 34 – 38.   The presentation is confidential and may not be reproduced, redistributed, published or passed on to any other person, directly or indirectly, in whole or in part, for any purpose. This document may   not be removed from the premises, and by accepting this document and attending the presentation, you agree to be bound by the foregoing limitations. If this document has been received in error it   must be returned immediately to us.   2

Company Introduction   3

SERVING THE   EVOLVING NEEDS   OF THE NON-PRIME   CUSTOMER   CURO: Powering Innovation for Non-prime Consumers   Differentiated, omni-   channel platform, with   balanced store /   online mix   Recession-resilient   business –   strong financial   position and diversified   funding sources   Proprietary credit   decisioning model,   with a 20+ year track   record of profitability   across credit cycles   Strong competitive   position in attractive   and stable markets   Revolve bank account   product and bank-   sponsored Verge Credit   product expand   growth opportunities   Multi-faceted marketing   approach and   sophisticated   customer analytics   Experienced   management and   flexible platform   allows for quick product   transitions   4

CURO at a Glance   Founded in 1997, CURO is a tech-enabled, multi-channel and multi-product consumer finance company serving a   wide range of non-prime consumers in the U.S. and Canada, and a market leader in the industry based on revenues   Canada Lending Business    202 stores in seven provinces; online in five provinces    Focused on open-end loans since 2018    Stable regulatory environment    Only two competitors at scale; continuing to build market share   U.S. Lending Business    Online in 33 states; 210 stores in 14 states    Market leader based on revenue in fragmented market with diverse product set    Expanding footprint with Verge Credit   Key Non-Lending Products    Revolve mobile app-enabled virtual checking account with FDIC-insured deposits   allows customers to build banking history; Opt+ reloadable debit card    415,000 active accounts in our Opt+ and Revolve programs as of October 2020 with   over $6 million of TTM revenue    Payment protection insurance in Canada   Strong and Expanding Portfolio of Brands Business Overview    47.6% ownership of Katapult, a rapidly growing and profitable virtual lease-to-   own platform for online, brick and mortar and omni-channel retailers   5

Addressable MarketKey CompetitorsTTM revenue   CURO’s Place in the Alternative Financial Product Market   CURO’s lending businesses participate in large and growing markets; Revolve operates in the challenger-bank   space and is focused on customers who already use our lending products   6   $215.4 million    Total installment loan market   estimated at ~C$175 billion; a   third of Canada’s 30 million   active consumers have “below-   prime” credit scores (1)   $732.2 million   Over 25,000   active accounts    US Unsecured personal loan   balances in the US of $156   billion result in an estimated   addressable market of ~$47   billion (1,2)    Challenger banks in U.S. lag   other countries, but is rapidly   expanding (3)    Recent valuations at $500-   $1,000 per active account   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers   (3) Deloitte publication “The DNA of Digital Challenger Banks,” Q3 2020   Canada Lending Business   U.S. Lending Business

Comprehensive Product Offerings and Diversified Revenue (1)   (1) As of 9/30/20   (2) All data includes Verge Credit, originated by Stride Bank.   (3) Includes CSO loans.   (4) Weighted average of the contractual interest rates for the portfolio as of 9/30/20. Excludes CSO.   Q3 2020 Channel Distribution (1)   (% of revenue)   Channel   Average   Loan Size   Duration   Pricing   Loans   Receivable   Online & in-store:   8 U.S. states and Canada   $936   Revolving /   Open-ended   Daily interest rates ranging   from 0.13% in Canada and   0.55% to 0.99% in the U.S.   $322 million   Open-End   (Line of Credit)   Online & in-store:   25 U.S. states and   Canada   $627 (3)   Up to 60 months   16.1%   $124 million (3)   Average monthly   interest rate (4)   Unsecured   Installment (2)   $1,202 (3)   Online & in-store:   7 U.S. states   Up to 24 months   12.8%   $50 million (3)   Average monthly   interest rate (3)   Secured   Installment   $315   Online and in-store:   11 U.S. states & Canada   Up to 62 days   Fees ranging from $13   to $25 per $100 borrowed   $41 million   Single-Pay   51%   49%   Online   Stores   Increasing Installment & Open-End Focus   (% of revenue)   19.0%,   Installment   51.6%,   Installment   49.7%,   Installment   8.4%,   Open-End   29.1%,   Open-End   FY 2010 FY 2016 Q3 2020   7

$   $200   $400   $600   $800   $1,000   $1,200   2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019   Drive Channel, Product and Geographic Diversification   1997 – 2007 2008 – 2017 2018 – Present   Annual Revenue ($ millions)   Focused branch development in U.S.    Company founded with first location   in Riverside, California    Launched analytical brand marketing    Expanded into additional states   Channel, product and geographic   diversification and development of   omni-channel platform    Began offering installment and open-   end loans    International expansion to Canada    Built leading online and omni-channel   platform   Further broad product diversification   and brand development and market   focus revision    Major open-end loan expansion in   Canada    Mobile-optimized sites and apps    Investment in alternative products   including Verge, Revolve and Katapult   8

Evolving Geographic and Product Mix   Product evolution allows CURO to meet the changing needs and preferences of our customers   and adapt to shifts in the regulatory environment   Loan Balances $ Loan Balances %   $341   $537   ($ in millions)   9   (1)   (1) Includes CSO loans.

Evolving Geographic, Channel and Product Mix   Mix has shifted towards Open-End loans and Canada matching customer preference and   reducing regulatory risk   Product Revenue $ Product Revenue %   $795   $947   ($ in millions)   10   Revenue Channel as % of Total   TTM 9/30/20   TTM 12/31/16   47.5%   52.5%   Online   Store   30.5%   69.5%   Online   Store

Canadian Product Mix Shift Creates Value   • CURO’s Open-End product is unique in the   Canadian market   • Multi-payment loans regulated at the national   level   • Prescribed APRs result in maximum yield of   approximately 47%   • Optional third-party loan protection insurance   product for multi-payment loans (LPP)   • Covers up to six months of payments up   to $2,000 for job loss or disability   • Approximately 64% of customers buy LPP   • Customers have benefited particularly   during COVID   Sustained and diversified loan portfolio growth   Revenue mix shift   ($ in millions, USD)   ($ in millions, CAD)   CURO Provides Product Leadership   11

Comparative Value in Canadian Market   CURO’s business in Canada has been resilient   through COVID-19 Impacts   Canadian competitor GSY P/E multiples   (US $ in millions)   • Only two competitors at comparable scale   • Best direct comparable company is goeasy Ltd   (TSX:GSY)   • Stable, federally-defined regulatory market for   multi-payment loans = higher multiples than   U.S. peers   • CURO’s Open-end loans reach both sub-prime   and near-prime customers   (2)(2)   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slide 36.   (2) Estimates based on company forecasts; Canada Adjusted EBITDA calculated as segment operating income plus $5 million of Depreciation and   Amortization, $15 million and $12 million of interest expense in 2020 and 2021, respectively, and any foreign currency exchange rate impacts   (3) FactSet consensus estimates for goeasy’s Adjusted EPS as of October 28, 2020   (1)(1)   $0   $20   $40   $60   $80   $100   $120   $140   $160   $180   2018 2019 2020E 2021E   Net revenue Adj. EBITDA   GSY share price = $82.80 (CAD 11/13/20)   12   23.3x   16.0x   11.3x   10.1x   0x   4x   8x   12x   16x   20x   24x   2018 2019 2020E 2021E   EPS (3) $3.56 $5.17 $7.32 $8.18

• Virtual lease-to-own   platform for online, brick   and mortar and omni-   channel retailers   • Significantly increases   retailer sales by providing   payment options for   nonprime customers   • Marquee brands and   partners, such as Wayfair,   Lenovo and Affirm   Execute on New Growth Opportunities   • Launched in 2019   • Over $155 million deposited   to over 35,000 unique   accounts through September   30, 2020   • Sponsored by Republic Bank   of Chicago; selling across   Curo’s U.S. store network   • Virtual checking account with   early access to payroll and   overdraft protection   • Launched in Q4 2019   • Unsecured Installment   loans originated by Stride   Bank   • CURO drives customer   acquisition and servicing   • Stride Bank licenses   CURO’s proprietary   decisioning platform   • Significant US market   expansion opportunity   • Ramp up expected to   drive earnings growth in   2021+   • Currently available in 14   states; expect 18 by end   of 2020   • As of October 31, 2020,   CURO owns 47.6% on a   fully-diluted basis   • Capitalizing on shift to   work- and shop-from-   home   • CURO is program manager   and controls pricing,   marketing and feature   development

Market Overview   14

The U.S. Personal Loan Market is Large and Growing   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) Based on TransUnion’s estimated average balances of $4,200 for subprime and $6,800 for near prime consumers   U.S. Consumer Credit Balances at June 30, 2020 (1)   U.S. Unsecured Personal Loan Balances and   Consumers (1)   U.S. Unsecured Personal Loan Market (1)   $9,760   $1,461 $1,295   $737   $340 $156 $115   Mortgage Student   loan   Auto Bankcard HELOC Unsecured   personal   loan   Private   label   ($ in billions)   $53   $156   10.5   20.0   0   5   10   15   20   25   $0   $50   $100   $150   $200   2Q10 2Q17 2Q18 2Q19 2Q20   Balance ($ B) Number of Consumers (M)   Risk Distribution – U.S. Consumers with   Unsecured Personal Loans (1)   14.1%   18.3%   25.1%   23.8%   18.6%   Super prime Prime plus Prime Near prime Subprime   • Unsecured personal loan balances increased at a   10-year CAGR of 11.4% to reach $156 billion as   of Q2 2020   • 20.0 million unsecured personal loan consumers   at Q2 2020 compared to 10.5 million at Q2 2010   (10-year CAGR of 6.7%)   • Non-prime customers account for ~42% of   unsecured personal loan consumers, or ~8.4   million consumers   • We estimate the U.S. addressable non-prime   unsecured personal loan market at ~$47 billion (2)   (As of June 2020)   15

Large Addressable U.S. Market Remains Underserved   21.8% 20.2%   16.2% 13.0%   9.6% 8.1% 6.8% 4.2%   > 800 750–799 700–749 650–699 600–649 550–599 500–549 < 500   Providers of credit to U.S. population by FICO band (5)   Over 100 million Americans are underserved by   traditional finance companies   Specialized   consumer lenders   Non-prime   Credit cards   Marketplace   lenders   Credit unionsBanks   Specialized   consumer lenders   Marketplace   lenders   Broker   dealers   Credit   cards   Large Total Addressable Market Favorable Customer Trends   • 80% of respondents in a 2018 study bank online at least   monthly and 71% conduct transactions using a mobile   banking app (3)   • Preference for installment and open-end loan products   • Over 100 million potential underbanked borrowers (1)   • 39% of American adults could not cover an emergency   expense of $400 without assistance (2)   (1) In the U.S. (internal / Experian)   (2) May 2019 Federal Reserve System Board of Governors Report on the Economic Well-Being of U.S. Households in 2018   (3) May 2018 Deloitte global consumer survey on digital banking (filtered for U.S. only)   (4) Clarity Services Inc. 2019 Alternative Financial Services Lending Trends; 2014 indexed at 100 for comparative growth illustration; funded loan volume measure in dollars.   (5) April 2018; FICO.   • Funded online installment loans have increased over   600% since 2014 vs. online single-pay loans which have   increased approximately 100% (4)   16

Evolving U.S. Competitive Landscape   Online Only Omni-channel   Near   Prime   Non-   Prime   Under-   banked   Branch   17

7% 15%   26% 30%   36% 39%26%   24%   22% 21%   15% 15%   30%   27%   23% 22% 22%   20%   37% 34% 29%   27% 27% 26%   2013 2014 2015 2016 2017 2018   FinTech Traditional Finance Company Credit Union Bank   18   FinTech is Taking Share From Banks, Credit Unions and Traditional   Finance Companies   (1) TransUnion’s consumer credit database as of June 30, 2020   (2) TransUnion’s consumer credit database   (3) Company data and SEC filings for Elevate Credit, Enova International, Oportun, and LendingClub   U.S. Unsecured Personal Loan Lender Market Share by Total Account Balance (1)   FinTech lending space   remains highly fragmented   Credit   Unions   21%   Banks   27%   Traditional   Finance   Companies   16%   FinTechs   36%   Total Unsecured Personal Loan Balances   of $156 billion at Q2 2020   Public   entities   16%   Others   84%   (3)   FinTech Unsecured Personal Loan Balances   of $56 billion at Q2 2020   Percentage of Unsecured Personal Loan   Balances Originated, Q1-Q3 Each Year (2)

The Canadian Consumer Loan Market is Similarly Attractive   (1) TransUnion’s consumer credit database   (2) July 6, 2020 Bloomberg article “Subprime Canadian borrowers are weathering the crisis just fine”   (3) Beacon Securities Limited, February 13, 2020   Canada Consumer Credit Balances at June 30, 2020 (1)   Only Two Competitors at Scale in Canada   Canadian Consumer Credit Market Highlights (1)   $1,315   $249   $175   $85 $62   Mortgage Line of Credit Installment Bankcard Auto   (C$ in billions)   Canadian Consumers by Risk Tier (1)   • Consumer installment balances totaled C$175   billion at Q2 2020   • Around a third of Canada’s nearly 30 million active   consumers have “below-prime” credit scores   • Below-prime consumers hold about a fifth, or C$419   billion, of Canada’s total outstanding household debt2   • Below-prime credit addressable market is estimated at   ~C$200 billion3   • Canadian market share is led by CURO’s Cash   Money and Lend Direct brands as well as   competitors goeasy and Money Mart   (As of June 2020)   Below-   prime   30.4%   Prime   15.7%   Prime plus   15.7%   Super-   prime   38.3%   19

Customer Health   20

0.0%   0.2%   0.4%   0.6%   0.8%   1.0%   1.2%   1.4%   1.6%   1.8%   2.0%   Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   MORTGAGE LOC AUTO BANKCARD INSTALLMENT   The Consumer is Demonstrating Resiliency   Delinquency rates remain low in the U.S. and Canada due to government programs and lender hardship assistance   Unit Delinquency Rate by Product in Canada (2)   Percent of Balance 90+ Days Delinquent by Loan Type in U.S. (1)   0%   2%   4%   6%   8%   10%   12%   14%   Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020   MORTGAGE HELOC AUTO CREDIT CARD STUDENT LOAN   (1) New York Fed Consumer Credit Panel/Equifax   (2) TransUnion’s consumer credit database; delinquency is defined as 60 days past due, except for Bankcard which is 90+ days past due   21

• Lower-income consumers are increasing spending the most despite being the most impacted by job losses   • Spending by the unemployed increased by 22% upon receipt of unemployment benefits then declined by 14% in   August with the expiration of the $600 supplement. (1)   • The unemployed roughly doubled their liquid savings over the four-month period between March and July 2020 but   then spent two-thirds of the accumulated savings in August alone. (1)   Stimulus Support Impacts Non-prime Consumers   Year-over-year percent change in U.S. personal income (3)   (1) JPMorgan Chase Institute, “The unemployment benefit boost: Initial trends in spending and saving when the $600 supplement ended;” October 2020   (2) Opportunity Insights; Consumer spending data based on credit and debit card spending from Affinity Solutions; Employment data based on payroll data from Paychex and Intuit and timesheet data from Kronos   (3) Bureau of Economic Analysis and Moody's Investors Service   Percent Change in Change in Consumer Spending (2) Percent Change in Employment (2)   -40%   -30%   -20%   -10%   0%   10%   Low Income Middle Income High Income   (Indexed to January 2020)   -50%   -40%   -30%   -20%   -10%   0%   10%   Low Wage   (<$27K)   Middle Wage   ($27K-$60K)   High Wage   (>$60K)   (Indexed to January 2020)   -10%   -5%   0%   5%   10%   15%   20%   25%   Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20   Earnings Current transfer receipts Personal income   Personal income rises as earnings decline   Note: Current transfer receipts includes the impact of various stimulus measures   22

Subprime Credit Card Limits Cut as Banks Tighten   Change in credit card limits during 2Q20 (1) Banks are tightening credit card standards (2)   (1) TransUnion and Bloomberg   (2) The Federal Reserve’s Senior Loan Officer Survey and Charge-Off and Delinquency Rates on Loans and Leases at Commercial Banks   • Banks are lowering subprime credit card limits (1)   • Limits for subprime borrowers were cut by 19% in 2Q20 compared to an average reduction of 1.2%   across all accounts   • Subprime limits for store credit cards dropped by 24% in 2Q20   • Subprime utilization rates (outstanding balances compared to available credit) are 16x higher than super-   prime customers, so these limit reductions are impactful   • The Senior Loan Officer Survey shows credit card standards continuing to tighten (2)   • A net 27% of banks tightened credit card standards in the October survey down from a recent peak of   72% in the July survey   • Credit card charge-offs tend to track changes in credit card standards on a lagged basis   0%   2%   4%   6%   8%   10%   12%   -40%   -20%   0%   20%   40%   60%   80%   1   Q   9   6   2   Q   9   7   3   Q   9   8   4   Q   9   9   1   Q   0   1   2   Q   0   2   3   Q   0   3   4   Q   0   4   1   Q   0   6   2   Q   0   7   3   Q   0   8   4   Q   0   9   1   Q   1   1   2   Q   1   2   3   Q   1   3   4   Q   1   4   1   Q   1   6   2   Q   1   7   3   Q   1   8   4   Q   1   9   % Banks Tightening Standards (4Q forward)   Credit card charge-offs (RHS)   -25%   -20%   -15%   -10%   -5%   0%   5%   Subprime Near   Prime   Prime Prime   Plus   Super   Prime   Total   Note: Scores based on TransUnion's VantageScore. Subprime = 300-600, near prime = 601-660,   prime = 661-720, prime plus = 721-780, super prime = 781-850   23

Consumer spending/activity stabilizing after rebounding off the lows   U.S. Mobility and Engagement Index (3)   Positioned to benefit as trends improve   Year-over-year % change in U.S. seated diners (4)   U.S. credit and debit card spend vs. Jan. 2020 (1)   (1) Opportunity Insights based on data from Affinity Solutions; change in average consumer credit and debit card spending, indexed to January 2020   (2) Apple Maps Mobility Trends Report   (3) The Dallas Fed Mobility and Engagement Index based on geolocation data collected from a large sample of mobile devices to gain insight into the economic impact of COVID-19   (4) OpenTable; the state of the restaurant industry   Change in direction requests since 1/13/20 (2)   -100%   -80%   -60%   -40%   -20%   0%   20%   -100%   -80%   -60%   -40%   -20%   0%   20%   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   U.S. overall U.S. low-income   0%   20%   40%   60%   80%   100%   120%   140%   160%   180%   Driving Transit Walking   24

Company Performance during COVID-19   25

Operating Highlights   Customer trends   2020 Weekly Application Volume Loan Balances (1)   Balance sheet and credit Financial performance   (1) Includes Company-Owned Loans and Loans Guaranteed by the Company under CSO programs.   (2) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics on slides 34 – 35.   ($ in millions)   2020 Transaction Mix (week ended)   Payment Assistance Provided   (loan count)   Cash Balances   Early-stage delinquencies   Revenue   Adjusted EBITDA (2)   Adjusted EPS (2)   $615   $677   $731   $743   $620   $491 $537   $548   $0   $150   $300   $450   $600   $750   $900   $83 $92   $62 $75   $139   $269   $205   $229   $0   $50   $100   $150   $200   $250   $300   ($ in millions)   $0   $100   $200   $300   1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20   Revenue Net revenue   ($ in millions)   $0.80   $0.52   $0.71   $0.80$0.77   $0.53   $0.27   $0.00   $0.20   $0.40   $0.60   $0.80   $1.00   1Q192Q193Q194Q191Q202Q203Q20   ($ in millions)   $73   $54   $67 $68 $66   $51   $36   10%   15%   20%   25%   30%   $0   $20   $40   $60   $80   1Q192Q193Q194Q191Q202Q203Q20   Adjusted EBITDA   Adjusted EBITDA (%)   YoY   Change   30%   40%   50%   60%   70%   Internet Store   20%   40%   60%   80%   100%   120%   140%   -   2,000   4,000   6,000   8,000   10,000   U.S. Canada   26   -40%   -30%   -20%   -10%   0%   10%   20%   0%   2%   4%   6%   8%   10%   Early Stage Delinquencies   YoY Change in Early Stage Delinquencies

Customers are Managing their Finances Prudently   2020 Weekly Loan Application Volumes (indexed to week of 3/7)   2020 Weekly Loan Approval Rates (indexed to week of 3/7)   Pre-COVID financial health, lockdowns, pandemic-induced uncertainty and stimulus = low demand   2020 Loan Originations (indexed to week of 3/7)   0%   50%   100%   150%   200%   2019 2020   0%   20%   40%   60%   80%   100% 2019 2020   0%   50%   100%   150%   200%   2019 2020   27

2020 weekly delinquent loans as percentage of total (excluding Single Pay loans)   Customers are Managing their Finances Prudently (cont’d)   YoY Change in   Past Due AR   Past Due   AR %   -35%   -30%   -25%   -20%   -15%   -10%   -5%   0%   5%   10%   15%   0%   5%   10%   15%   20%   1-30 DPD 31-60 DPD 61+ DPD YOY Change in Past Due   28

Core Operating Expense Trends (1)   Continuing to Manage Expenses Carefully   ($ in millions)   (1) Adjusted Non-Advertising Costs and Adjusted Corporate, district and other excludes Depreciation and Amortization and other expenses excluded in reconciliation Net Income to Adjusted   Net Income. Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included on slide 38.   • Lowered operating expenses across several major categories starting mid-March   • Reduced advertising and variable compensation costs, froze hiring, suspended merit increases and   drove savings from work-from-home initiatives   • Realized greater than targeted $11 million to $13 million in cost savings in Q2 and Q3 2020   • Expense control measures to remain in place until business volume normalizes   • Third quarter advertising increase in response to reopening efforts   29

Strong Debt Capitalization and Liquidity   Note: Debt balances are reflected net of deferred interest costs. Subtotals may not sum due to   rounding.   (1) Reconciliation of non-GAAP metrics to the closest comparable GAAP metrics included within   slides 34 – 38.   (2) Net Debt excludes U.S. and Canada SPV debt.   (3) The Non-Recourse U.S. SPV Facility (“U.S. SPV”) was entered into on April 8, 2020.   Concurrent with the closing, we drew $35.2 million on the facility. The Non-Recourse U.S. SPV   Facility initially provided for $100.0 million of borrowing capacity and, on July 31, 2020,   additional commitments were obtained increasing capacity to $200.0 million. As a result of the   increase in commitments, interest now accrues at an annual rate of one-month LIBOR (with a   floor of 1.65%) plus 6.25% on balances up to $145.5 million. Balances over that amount   accrue interest at an annual rate of one-month LIBOR (with a floor of 1.65%) plus 9.75%.   Proven Access to Diverse Funding Sources   Well-positioned Funding for Growth Supported by High-Quality Partners   Strong Liquidity with Stable Leverage   ($ in millions)   ($ in millions) 2016 2017 2018 2019   Unrestricted cash 182.9$ 153.5$ 61.2$ 75.2$ 138.7$ 269.3$ 205.1$ 228.8$   Total Liquidity 205.6$ 363.4$ 299.2$ 324.0$   LTM adjusted ROAA   (1) 11.3% 11.3% 10.9% 13.2% 11.6% 11.1% 8.8%   Debt / LTM adjusted   EBITDA   (1) 3.2x 3.0x 3.7x 3.0x 3.1x 3.2x 3.6x   Net Debt / LTM adjusted   EBITDA   (2) 2.7x 2.5x 3.2x 2.6x 2.8x 2.7x 3.1x   Oct 30,   2020   December 31, March, 31   2020   June 30,   2020   Sept 30,   2020   30   '20   Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4   Senior Notes 8.25%   U.S. SPV    (3)   1-Mo LIBOR + 6.25%   (3)   Canada S V 3-Mo CDOR + 6.75%   U.S. Revolver 1-Mo LIBOR + 5.00%   Canada Revolver   Canada Prime   Rate +1.95%   Interest Rate Counterparties   2021 2022 2023 2024 2025

COVID-19 Customer Care Plan Reinforces our Commitment to   Service and Responsible Lending   Waived 240k Returned Item   fees saving customers   over $5.9 million   Cashed stimulus checks   worth $67 million free of   charge saving customers   over $1.1 million   26k Due Date Changes, and   over 10k Payment Plans   Over $5.1 million of   Payments Waived on 23k   accounts   Through October 11, 2020, we have provided substantial financial support to our customers in the form of   Payment Waivers, Due Date Changes and Payment Plans on over 77,000 loans or 15% of our active loans   Committed $500,000 to   Frontline Foods to help   feed healthcare workers   31

Trends to Watch for Remainder of 2020   • Continued increase in customer demand in both Canada and U.S.   • Potential additional stimulus measures impacting demand and credit trends   • Seasonal demand lift from holiday shopping activity   • Canada to continue to weather the impact of Covid-19 successfully   • Competitive landscape changes creating growth opportunities   • Smaller, branch-only competitors are under considerable stress   • Prime and near-prime lenders have tightened their credit boxes   • Impacts of COVID-19 resurgence in U.S. and Canada   • Canadian open-end loan product continues its growth trajectory   • Customer assistance requests remaining low and stable with recent levels   • Continued transaction mix shift toward online in U.S. and Canada   • Ongoing expansion of Verge Credit product   • Now offered in 14 U.S. states; expect to be in 18 states by year-end   • Growing contribution from card products and Katapult   • Marketing and discretionary expenses remaining low until customer demand improves   32

Appendix   33

Historical Consolidated Adjusted EBITDA Reconciliation   ($Millions)   (1) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (2) The gain from equity method investment for the nine months ended September 30, 2020 of $2.7 million includes our share of the estimated GAAP net loss of Katapult Holdings, Inc. ("Katapul"). We recognize our   share of Katapult’s income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the third quarter of 2020, we recognized   42.5% of Katapult’s income or loss through July 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million market value   adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in prior raises.   (3) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.   (4) Legal and other costs for the nine months ended September 30, 2020 included (i) settlement costs related to certain legal matters, (ii) estimated costs for certain ongoing legal matters, (iii) costs related to certain   securities litigation and related matter, (iv) advisory costs, (v) severance costs for certain corporate employees and (vi) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the   year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii)   legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST due.   (6) Other adjustments include the intercompany foreign exchange impact.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Provision for Income Taxes 10.0 7.5 11.2 9.8 1.9 1.1 (0.8)   Interest Expense 17.7 17.0 17.4 17.7 17.3 18.3 18.4   Depreciation and Amortization 4.9 4.7 4.6 4.5 4.6 4.4 4.4   EBITDA 61.3$ 46.8$ 61.2$ 61.5$ 59.8$ 44.9$ 34.8$   U.K. related costs (1) 7.8 0.7 0.3 - - - -   Loss (gain) from equity method investment (2) - 3.7 1.4 1.2 1.6 (0.7) (3.5)   Share-based compensation (3) 2.2 2.6 2.8 2.7 1.2 3.3 3.4   Legal and related costs (4) 1.8 - 0.9 2.2 3.2 0.9 1.4   Canada GST adjustment (5) - - - - - 2.2 -   Other Adjustments (6) (0.2) (0.2) 0.5 (0.1) - 0.6 0.0   Adjusted EBITDA 72.9$ 53.7$ 67.1$ 67.5$ 65.8$ 51.1$ 36.1$   Adjusted EBITDA Margin 26.2% 20.3% 22.6% 22.3% 23.4% 28.0% 19.8%   34

Historical Consolidated Adjusted Net Income Reconciliation   ($Millions)   (1) Legal and other costs for the nine months ended September 30, 2020 included (i) settlement costs related to certain legal matters, (ii) estimated costs for certain ongoing legal matters, (iii) costs related to certain   securities litigation and related matter, (iv) advisory costs, (v) severance costs for certain corporate employees and (vi) legal and advisory costs related to the purchase of Ad Astra. Legal and other costs for the   year ended December 31, 2019 include (i) $1.8 million due to eliminating 121 positions in North America in the first quarter, (ii) costs related to certain securities litigation and related matters of $2.5 million, (iii)   legal and advisory costs of $0.3 million related to the repurchase of shares from FFL and (iv) $0.3 million of legal and advisory costs related to the purchase of Ad Astra.   (2) U.K. related costs of $8.8 million for the year ended December 31, 2019 relate to placing the U.K. subsidiaries into administration on February 25, 2019, which included $7.6 million to obtain consent from the   holders of the 8.25% Senior Secured Notes to deconsolidate the U.K. Segment and $1.2 million for other costs.   (3) The gain from equity method investment for the nine months ended September 30, 2020 of $2.7 million includes our share of the estimated GAAP net loss of Katapult Holdings, Inc. ("Katapul"). We recognize   our share of Katapult’s income or loss on a two-month lag using the equity method of accounting with a corresponding adjustment to the carrying value of the investment. For the third quarter of 2020, we   recognized 42.5% of Katapult’s income or loss through July 31, 2020. For the year ended December 31, 2019, $6.3 million includes (a) our share of the estimated GAAP net loss of Katapult and (b) a $3.7 million   market value adjustment recognized during the second quarter of 2019 as a result of an equity raising round from April through July of 2019 that implied a value per share less than the value per share raised in   prior raises.   (4) The estimated fair value of share-based awards is recognized as non-cash compensation expense on a straight-line basis over the vesting period.   (5) The Company received a Notice of Adjustment from Canadian tax authority auditors in the second quarter 2020 related to the treatment of certain expenses in prior years for purposes of calculating the GST   due.   (6) In the second quarter of 2020, a Texas court ruling related to the apportionment of income to the state for another company resulted in a change in estimate regarding the realization of a tax benefit previously   taken. Accordingly, we recorded a $1.1 million liability for our estimated exposure related to this position. Also in the second quarter of 2020, we released a $4.6 million valuation allowance related to NOLs for   certain entities in Canada.   (7) On March 27, 2020, the Coronavirus Aid, Relief and Economic Security Act ("CARES Act") was enacted by the U.S. Federal government in response to the COVID-19 pandemic. The CARES Act, among other   things, allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. For the nine months ended September   30, 2020, we recorded an income tax benefit of $11.3 million related to the carryback of NOL from tax years 2018 and 2019.   (8) Cumulative tax effect of adjustments included in Reconciliation of Net income from continuing operations to EBITDA and Adjusted EBITDA table is calculated using the estimated incremental tax rate by country.   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020   Net Income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Legal and related costs (1) 1.8 - 0.9 2.2 1.1 0.9 1.4   U.K. related costs (2) 7.8 0.7 0.3 - - - -   Loss (gain) from equity method investment (3) - 3.7 1.4 1.2 1.6 (0.7) (3.5)   Share-based compensation (4) 2.2 2.6 2.8 2.7 3.2 3.3 3.4   Intangible asset amortization 0.8 0.8 0.7 0.6 0.7 0.8 0.8   Canada GST adjustment (5) - - - - - 2.2 -   Income tax valuations (6) - - - - - (3.5) -   Impact of tax law changes (7) - - - - (9.1) - (2.1)   Cumulative tax effect of adjustments (8) (3.3) (1.1) (1.2) (1.4) (1.3) (1.9) (1.4)   Adjusted n t income from continuing operations 38.0$ 24.4$ 32.9$ 34.8$ 32.2$ 22.2$ 11.3$   Net income from continuing operations 28.7$ 17.7$ 28.0$ 29.6$ 36.0$ 21.1$ 12.9$   Diluted Weighted Average Shares Outstanding 47.3 47.1 46.0 43.2 41.9 41.5 41.8   Diluted Earnings per Share from Continuing Operations 0.61$ 0.38$ 0.61$ 0.68$ 0.86$ 0.51$ 0.31$   Per share impact of adjustments to net income 0.19$ 0.14$ 0.10$ 0.12$ (0.09)$ 0.02$ (0.04)$   Adjusted Diluted Earnings per Share from Continuing Operations 0.80$ 0.52$ 0.71$ 0.80$ 0.77$ 0.53$ 0.27$   35

Canada Adjusted EBITDA Reconciliation   ($Millions)   Canada Income Statement   Revenue 228.3$ 191.9$   Provision for losses 76.4 73.0   Net revenue 151.8 118.9   Advertising costs 6.7 10.5   Non-advertising costs of providing services 69.5 67.8    Total cost of providing services 76.2 78.3   Gross margin 75.7 40.6   Corporate, district and other 21.9 19.6   Interest expense 10.4 4.0   Total operating expense 32.4 23.6   Segment operating income 43.3 17.0   Interest expense 10.4 4.0   Depreciation and amortization 4.8 4.5   EBITDA 58.6 25.5   Legal and related costs (1) - 0.1   Other adjustments (1) 0.3 0.3   Adjusted EBITDA 58.9 25.9$   Adjusted EBITDA Margin 25.8% 13.5%   2019 2018   For the year ended   December 31,   (1) For a description of legal and related costs and other adjustments used in the reconciliation to Adjusted EBITDA, refer to sl ide 34.   36

Historical Gross Combined Loan Receivables   and Adjusted ROAA Reconciliations   Note: Subtotals may not sum due to rounding.   The above table summarizes Company-owned gross loans receivable, a GAAP balance sheet measure, and reconciles it to gross combined loans receivable, a non-GAAP measure   including loans originated by third-party lenders through CSO programs, which are not included in our Condensed Consolidated Financial Statements but from which we earn revenue   and for which we provide a guarantee to the lender.   37   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Sep. 30, 2020   Company-owned gross loans receivable $273.2 $413.2 $571.6 $665.8 $497.4   Gross loans receivable guaranteed by the Company 68.0 78.8 80.4 76.7 39.8   Gross combined loans receivable $341.2 $492.0 $652.0 $742.5 $537.2   (in millions) Dec. 31, 2016 Dec. 31, 2017 Dec. 31, 2018 Dec. 31, 2019 Sep. 30, 2020   Total assets $727.4 $802.1 $884.8 $1,081.9 $1,126.5   Average assets 661.7 764.8 843.4 983.3 1,104.2   LTM Adjusted Net Income from Continuing Operations 74.5 86.8 92.3 130.1 100.6   LTM Adjusted ROAA 11.3% 11.3% 10.9% 13.2% 9.1%   Period ending

Core Operating Expense Reconciliation   (1) Refer to footnotes for similar captions on slides 34 – 35.   (2) Prior to our acquisition of Ad Astra in January 2020, costs associated with this third party collection entity were classified within Non-advertising costs of providing services. Subsequent to acquisition, direct costs   related to Ad Astra and are classified within Corporate, district and other, consistent with our internal collection costs.   ($Millions)   Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 YTD 2019 YTD 2020   Corporate, district and other 49.1$ 35.3$ 38.7$ 37.1$ 42.8$ 36.8$ 36.7$ 123.0$ 116.2$   Less:   Depreciation and Amortization 2.1 1.8 1.8 1.8 1.9 1.9 1.8 5.8 5.6   Share-based compensation   (1)   2.2 2.6 2.8 2.7 3.2 3.3 3.4 7.6 9.9   Legal and other   (1)   1.8 - 0.9 2.2 1.1 0.9 1.4 2.6 3.5   U.K. related costs   (1)   7.8 0.7 0.3 - - - - 8.8 -   Canada GST Adjustment   (1)   - - - - - 2.2 - - 2.2   Add:   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adjusted Corporate, district and other 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Non-advertising costs of providing services 62.3$ 58.3$ 60.3$ 60.3$ 55.4$ 49.6$ 49.3$ 180.9$ 154.2$   Less:   Depreciation 2.8 2.8 2.8 2.7 2.6 2.6 2.5 8.4 7.7   Reclass Ad Astra pre-acquisition   (2)   4.7 3.7 3.6 3.6 - - - 11.9 -   Adju ted Non-advertising costs of providing services 54.8$ 51.8$ 54.0$ 54.0$ 52.7$ 47.0$ 46.7$ 160.6$ 146.5$   Advertising 7.8$ 12.8$ 16.4$ 16.4$ 12.2$ 5.8$ 14.4$ 37.0$ 32.4$   Adjusted Non-advertising costs of providing services 54.8 51.8 54.0 54.0 52.7 47.0 46.7 160.6 146.5   Adjusted Corporate, district and other 62.3 58.3 60.3 60.3 55.4 49.6 49.3 180.9 154.2   Total Core Costs 124.9$ 122.9$ 130.8$ 130.7$ 120.3$ 102.3$ 110.4$ 378.5$ 333.0$   38